Federated Hermes Strategic Value Dividend Fund
Portfolio of Investments
January 31, 2023 (unaudited)
Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—98.6%
	Communication Services—11.8%
17,691,959	AT&T, Inc.	5.45%	$360,385,205
7,230,435	BCE, Inc.	4.97	341,809,298
11,315,272	Verizon Communications, Inc.	6.28	470,375,857
127,791,009	Vodafone Group PLC	8.53	147,222,020
	TOTAL		1,319,792,380
	Consumer Discretionary—1.2%
199,375	Best Buy Co., Inc.	3.97	17,688,550
765,825	Darden Restaurants, Inc.	3.27	113,319,125
	TOTAL		131,007,675
	Consumer Staples—18.5%
9,768,829	British American Tobacco PLC	7.03	373,600,355
1,826,825	Clorox Co.	3.26	264,323,309
6,069,050	Conagra Brands, Inc.	3.55	225,707,969
2,009,155	Kimberly-Clark Corp.	3.63	261,210,242
4,599,797	Philip Morris International, Inc.	4.87	479,482,839
5,273,775	Unilever PLC	3.66	269,430,754
5,121,175	Walgreens Boots Alliance, Inc.	5.21	188,766,511
	TOTAL		2,062,521,979
	Energy—8.7%
7,641,025	Enbridge, Inc.	5.54	312,865,388
4,279,019	TC Energy Corp.	5.34	184,371,996
7,592,495	TotalEnergies SE	4.84	471,699,364
	TOTAL		968,936,748
	Financials—19.8%
515,825	Allianz SE	4.19	123,056,276
2,296,450	Canadian Imperial Bank of Commerce	4.76	104,833,620
18,217,210	Huntington Bancshares, Inc.	4.09	276,355,076
1,934,425	JPMorgan Chase & Co.	2.86	270,742,123
14,266,610	KeyCorp	4.27	273,776,246
471,975	Muenchener Rueckversicherungs-Gesellschaft AG	3.32	169,986,032
2,059,150	PNC Financial Services Group	3.63	340,645,184
6,054,236	Truist Financial Corp.	4.21	299,018,716
4,781,991	U.S. Bancorp	3.86	238,143,152
227,919	Zurich Insurance Group AG	3.83	112,723,021
	TOTAL		2,209,279,446
	Health Care—12.6%
1,561,251	AbbVie, Inc.	4.01	230,674,835
666,500	Amgen, Inc.	3.38	168,224,600
4,812,596	Gilead Sciences, Inc.	3.48	403,969,308
1,348,475	Medtronic PLC	3.25	112,853,873
5,296,045	Pfizer, Inc.	3.71	233,873,347
1,420,535	Sanofi	3.71	139,590,672
9,642,700	Viatris, Inc.	3.95	117,255,232
	TOTAL		1,406,441,867
	Industrials—2.6%
6,885,725	BAE Systems PLC	2.99	72,771,804

Shares		Dividend Yield	Value in U.S. Dollars
	COMMON STOCKS—continued
	Industrials—continued
1,163,875	United Parcel Service, Inc.	3.50%	$215,584,566
	TOTAL		288,356,370
	Information Technology—3.7%
235,031	Broadcom, Inc.	3.15	137,495,485
5,827,025	Cisco Systems, Inc.	3.12	283,601,307
	TOTAL		421,096,792
	Materials—3.4%
16,115,825	Amcor PLC	4.06	194,356,849
1,895,550	LyondellBasell Industries N.V.	4.92	183,280,730
	TOTAL		377,637,579
	Real Estate—1.7%
2,226,664	National Retail Properties, Inc.	4.64	105,432,541
2,859,275	Omega Healthcare Investors, Inc.	4.29	84,177,056
	TOTAL		189,609,597
	Utilities—14.6%
2,657,475	American Electric Power Co., Inc.	3.53	249,696,351
3,864,171	Dominion Energy, Inc.	4.20	245,915,842
3,578,829	Duke Energy Corp.	3.92	366,651,031
255,450	Evergy, Inc.	3.91	16,003,943
13,746,940	National Grid-SP PLC	5.03	174,858,724
6,322,830	PPL Corp.	3.04	187,155,768
1,611,000	Public Service Enterprises Group, Inc.	3.49	99,769,230
4,399,952	Southern Co.	4.02	297,788,751
	TOTAL		1,637,839,640
	TOTAL COMMON STOCKS (IDENTIFIED COST $10,055,365,845)		11,012,520,073
	INVESTMENT COMPANY—0.7%
73,364,311	Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares, 4.41%[1] (IDENTIFIED COST $73,347,611)		73,364,311
	TOTAL INVESTMENT IN SECURITIES—99.3% (IDENTIFIED COST $10,128,713,456)		11,085,884,384
	OTHER ASSETS AND LIABILITIES - NET—0.7%[2]		79,438,972
	TOTAL NET ASSETS—100%		$11,165,323,356
Affiliated fund holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. Transactions with affiliated fund holdings during the period ended January 31, 2023, were as follows:
Federated Hermes Institutional Prime Value Obligations Fund, Institutional Shares
Value as of 10/31/2022	$49,391,035
Purchases at Cost	$591,159,866
Proceeds from Sales	$(567,243,619)
Change in Unrealized Appreciation/Depreciation	$14,044
Net Realized Gain/(Loss)	$42,985
Value as of 1/31/2023	$73,364,311
Shares Held as of 1/31/2023	73,364,311
Dividend Income	$766,095
1
7-day net yield.
2
Assets, other than investments in securities, less liabilities.

Note: The categories of investments are shown as a percentage of total net assets at January 31, 2023.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
◾ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
◾ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
◾ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
◾ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Equity Management Company of Pennsylvania (the “Adviser”).
◾ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act, the Fund's Board of Trustees (the “Trustees”) have designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Trustees’ oversight and certain reporting and other requirements intended to provide the Trustees the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services, and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Trustees periodically review the fair valuations made by the Valuation Committee. The Trustees have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
◾ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
◾ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
◾ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Trustees periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of January 31, 2023, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$8,013,700,750	$—	$—	$8,013,700,750
International	943,880,302	2,054,939,021	—	2,998,819,323
Investment Company	73,364,311	—	—	73,364,311
TOTAL SECURITIES	$9,030,945,363	$2,054,939,021	$—	$11,085,884,384